Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Amendment No. 5 to Registration Statement File No. 811-10019 under the Investment Company Act of 1940 of Master U.S. High Yield Trust (the “Trust”) on Form N-1A of our report dated May 21, 2004 for the Trust, appearing in the March 31, 2004 Annual Report of Merrill Lynch U.S. High Yield Fund, Inc. in Part B of this Registration Statement.

/s/ Deloitte & Touche LLP
Princeton, New Jersey
July 23, 2004